EXHIBIT 10.3

                           Principal Life Insurance Company, Raleigh, NC 27612 A member of the Principal Financial Group(R)





                    THE EXECUTIVE NONQUALIFIED "EXCESS" PLAN

                               ADOPTION AGREEMENT

         THIS AGREEMENT is the adoption by Buffalo Wild Wings, Inc. (the "Company") of the Executive Nonqualified Excess Plan ("Plan").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

         WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and

         WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan,

         NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

                                    ARTICLE I

         Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

                                   ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:


2.6      Committee:   The duties of the Committee set forth in the Plan shall be satisfied by:

                (a)   Company
         ---

                (b)   The administrative committee appointed by the Board to
         ---          serve at the pleasure of the Board.

                (c)   Board.
         ---

          X     (d)   Other (specify): Board of Directors, who may delegate all
         ---          or some of its powers and duties to the Compensation
                      Committee.

2.8      Compensation: The "Compensation" of a Participant shall mean all of a
         Participant's:

          X     (a)   Base salary.
         ---

          X     (b)   Service Bonus.
         ---

          X     (c)   Performance-Based Compensation earned in a period of 12
         ---          months or more.

                (d)   Commissions.
         ---

                (e)   Compensation received as an Independent Contractor
         ---          reportable on Form 1099.

                (f)   Other:      .
         ---                ------

2.9      Crediting Date:   The Deferred Compensation Account of a Participant
         shall be credited with the amount of any Participant Deferral to such account at the time designated below:

                (a)   The last business day of each Plan Year.

                (b) The last business day of each calendar quarter during the Plan Year.

                (c)   The last business day of each month during the Plan Year.

                (d) The last business day of each payroll period during the Plan Year.

                (e)   Each pay day as reported by the Employer.

          X     (f)   Any business day on which Participant Deferrals are
         ---          received by the Provider.

                (g)   Other:
         ---

2.13     Effective Date:

                (a)   This is a newly-established Plan, and the Effective Date
         ---          of the Plan is     .
                                    -----

          X     (b)   This is an amendment and restatement of a plan named
         ---          Buffalo Wild Wings, Inc. Management Deferred Compensation
                      Plan with an effective date of 05/20/1999.  The Effective
                      Date of this amended and restated Plan is 05/20/1999. This is amendment number 4.

                       X     (i)  All amounts in Deferred Compensation Accounts
                      ---         shall be subject to the provisions of this
                                  amended and restated Plan.

                             (ii) Any Grandfathered Amounts shall be subject to
                      ---         the Plan rules in effect on October 3, 2004.

2.20 Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

          X     (a)   Age 65.
         ---              --

                (b)   The later of age or the anniversary of the participation
         --- commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

                (c)   Other: .
         ---

2.23 Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

     Name of Employer                     Address              Telephone No.       EIN
     ----------------                     -------              -------------       ---
     Buffalo Wild Wings, Inc.   5500 Wayzata Blvd., Suite 1600 (972) 593-9943    31-1455915
     -------------------------  ------------------------------ ---------------   ----------
                                   Minneapolis, MN  55416
                                   -----------------------

2.26     Plan: The name of the Plan is

         Buffalo Wild Wings, Inc. Management Deferred Compensation Plan.
         --------------------------------------------------------------


2.28 Plan Year: The Plan Year shall end each year on the last day of the month of December.
                  --------

2.30     Seniority Date: The date on which a Participant has:

                (a)   Attained age   .
         ---                      ---

                (b)   Completed   Years of Service from First Date of Service.
         ---                   ---

                (c)   Attained   age and completed   Years of Service from First
                              ---                 ---
         ---          Date of Service.

                (d)   Attained an age as elected by the Participant.
         ---

          X     (e)   Not applicable - distribution elections for Separation
         ---          from Service are not based on Seniority Date

4.1 Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

          X       (a)      Base salary:
         ----

                                    minimum deferral:     1  %
                                                        -----

                                    maximum deferral:  $      or  100 %
                                                        -----    -----

          X       (b)      Service Bonus:
         ---

                                    minimum deferral:      0  %
                                                         -----

                                    maximum deferral:  $      or  100 %
                                                        -----    -----

          X       (c)      Performance-Based Compensation:
         ---

                                    minimum deferral:      0  %
                                                         -----

                                    maximum deferral:  $      or  100 %
                                                        -----    -----


                  (d)      Commissions:
         ---
                                    minimum deferral:         %
                                                         -----

                                    maximum deferral:  $      or      %
                                                        -----    -----

                  (e)      Form 1099 Compensation:
         ---
                                    minimum deferral:         %
                                                         -----

                                    maximum deferral:  $      or      %
                                                        -----    -----

                  (f)      Other:
         ---
                                    minimum deferral:         %
                                                         -----

                                    maximum deferral:  $      or      %
                                                        -----    -----

                  (g)      Participant deferrals not allowed.
         ---

4.2 Employer Credits: Employer Credits will be made in the following manner:

          X       (a)      Employer Discretionary Credits: The Employer may make
         ---               discretionary credits to the Deferred Compensation
                           Account of each Active Participant in an amount determined as follows:

                            X       (i)   An amount determined each Plan Year by
                           ---            the Employer.

                                    (ii)  Other:
                           ---

                  (b)      Other Employer Credits: The Employer may make other
         --- credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

                                    (i)   An amount determined each Plan Year by
                           ---            the Employer.

                                    (ii)  Other:       .
                           ---                  -------

                  (c)      Employer Credits not allowed.
         ---

5.2      Disability of a Participant:

          X       (a)      Participants may elect upon initial enrollment to
         ---               have accounts distributed upon becoming Disabled.

                  (b)      Participants may not elect to have accounts
         ---               distributed upon becoming Disabled.

5.3 Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

         ---      (a)      An amount to be determined by the Committee.

         ---      (b)      Other:      .
                                 ------

          X       (c)      No additional benefits.
         ---

5.4 In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan:

          X       (a)      In-Service Accounts are allowed with respect to:
         ---
                            X       Participant Deferral Credits only.
                           ---
                                    Employer Credits only.
                           ---
                                    Participant Deferral and Employer Credits.
                           ---

                           In-Service distributions may be made in the following manner:

                            X       Single lump sum payment.
                           ---

                            X       Annual installments over a term certain not
                           ---      to exceed _5_ years.

                           Education Accounts are allowed with respect to:

                                    Participant Deferral Credits only.
                           ---
                                    Employer Credits only.
                           ---
                                    Participant Deferral and Employer Credits.
                           ---

                           Education Accounts distributions may be made in the following manner:

                                    Single lump sum payment.
                           ---
                                    Annual installments over a term certain not
                           ---      to exceed ___ years.

                           If applicable, amounts not vested at the time payments due under this Section cease will be:

                                    Forfeited.
                           ---
                                    Distributed at Separation from Service if
                                    vested at that time.
                           ---

                  (b)      No In-Service or Education Distributions permitted.
         ---


5.5      Change in Control Event:

                  (a)      Participants may elect upon initial enrollment to
         ---               have accounts distributed upon a Change in Control
                           Event.

          X       (b)      Participants may not elect to have accounts
         ---                distributed upon a Change in Control Event.


5.6      Unforeseeable Emergency Event:

                  (a)      Participants may apply to have accounts distributed
         ---               upon an Unforeseeable Emergency event.

          X       (b)      Participants may not apply to have accounts
         ---               distributed upon a Unforeseeable Emergency event.

6. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

PLEASE SEE EXHIBIT B
--------------------

          X       (a)      Normal Retirement Age.
         ---

          X       (b)      Death.
         ---

          X       (c)      Disability.
         ---

          X       (d)      Change in Control Event.
         ---

                  (e)      Other:          .
         ---                     ----------

          X       (f)      Satisfaction of the vesting requirement as specified
         ---               below:

                   X       Employer Discretionary Credits: (Schedule A)
                  ---
                                 (i)   Immediate 100% vesting.
                           ---

                                 (ii)  100% vesting after Years of Service.
                           ---

                                 (iii) 100% vesting at age .
                           ---

                            X    (iv)  Number of Years           Vested
                           ---         of Service                Percentage


                                       Less than     1           0%
                                                                 -
                                                     1           20%
                                                                 --
                                                     2           40%
                                                                 --
                                                     3           60%
                                                                 --
                                                     4           80%
                                                                 --
                                                     5           100%
                                                                 ---

                           For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

                            X       (1)    First Day of Service.
                           ---

                                    (2)    Effective Date of Plan Participation.
                           ---
                                    (3)    Each Crediting Date. Under this
                           --- option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

                           Other Employer Credits:

                                 (i)   Immediate 100% vesting.
                           ---

                                 (ii)  100% vesting after Years of Service.
                           ---

                                 (iii) 100% vesting at age .
                           ---

                                 (iv)  Number of Years            Vested
                           ---         of Service                 Percentage

                                       Less than     1                    %
                                                                       ---
                                                     1                    %
                                                                       ---
                                                     2                    %
                                                                       ---
                                                     3                    %
                                                                       ---
                                                     4                    %
                                                                       ---
                                                     5                    %
                                                                       ---
                                                     6                    %
                                                                       ---
                                                     7                    %
                                                                       ---
                                                     8                    %
                                                                       ---
                                                     9                    %
                                                                       ---
                                                     10 or more           %
                                                                       ---

                           For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

                                 (1) First Day of Service.
                           ---

                                 (2) Effective Date of Plan Participation.
                           ---

                                 (3) Each Crediting Date. Under this option (3),
                           --- each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.


7.1 Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:

(A) through (F) below are for EMPLOYEE Contributions Only
---------------------------------------------------------
See EXHIBIT C for Distributions of EMPLOYER Contributions
---------------------------------------------------------

         (a) Separation from Service prior to Seniority Date, or Separation from Service if Seniority Date is Not Applicable

                   X       (i)      A lump sum.
                  ---

                   X       (ii)     Annual installments over a term certain as
                  ---               elected by the Participant not to exceed
                                      5   years.
                                    -----

                          (iii)    Other: _________________________________
                ---
          (b)   Separation from Service on or After Seniority Date, If
                Applicable

                           (i)     A lump sum.
                ---
                           (ii)    Annual installments over a term certain as
                --- elected by the Participant not to exceed___ years.

                           (iii)   Other: ________.
                ---
         (c)    Separation from Service Upon a Change in Control Event

                 X         (i)      A lump sum.
                ---

                           (ii)     Annual installments over a term certain as
                --- elected by the Participant not to exceed___ years.

                           (iii)    Other: ____________________________________.
                ---

         (d)    Death

                 X         (i)      A lump sum.
                ---

                           (ii)     Annual installments over a term certain as
                --- elected by the Participant not to exceed years.

                ---        (iii)    Other: ________.

         (e)    Disability

                 X         (i)      A lump sum.
                ---

                 X         (ii)     Annual installments over a term certain as
                ---                 elected by the Participant not to exceed
                                      5    years.
                                    ------

                           (iii)    Other: _________________________________.
                ---

                If applicable, amounts not vested at the time payments due under this Section cease will be:

                            Forfeited
                ---
                            Distributed at Separation from Service if vested at
                ---         that time

         (f)    Change in Control Event

                ---         (i)     A lump sum.

                            (ii)    Annual installments over a term certain as
                --- elected by the Participant not to exceed years.

                            (iii)   Other: ________.

                 X          (iv)    Not applicable.
                ---

                If applicable, amounts not vested at the time payments due under this Section cease will be:

                            Forfeited
                ---
                            Distributed at Separation from Service if vested at
                ---         that time

7.4      De Minimis Amounts.

                    (a)  Notwithstanding any payment election made by the
                --- Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $________. In addition, the Employer may distribute a Participant's vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant's entire interest in the Plan

                 X  (b)  There shall be no pre-determined de minimis amount
                --- under the Plan; however, the Employer may distribute a Participant's vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant's entire interest in the Plan.


10.1 Contractual Liability: Liability for payments under the Plan shall be the responsibility of the:

                 X       (a)  Company.
                ---

                         (b)  Employer or Participating Employer who
                --- employed the Participant when amounts were deferred.


14. Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section 5.1, 6,
         7.1 and Trust Language. of the Plan shall be amended to read as provided in attached Exhibit A, B, C, and D.

                         There are no amendments to the Plan.
                ---

17.9 Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of Minnesota, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.


                                                        Buffalo Wild Wings, Inc.
                                                        ------------------------
                                                        Name of Employer

                                                        By: Mary J. Twinem
                                                        Authorized Person
                                                        Date: May 15, 2008

                                    EXHIBIT A

Section 5.        Qualifying Distribution Events:
----------        -------------------------------
5.1               Separation from Service.
                  Six months should be replaced with twelve months and seventh month should be replaced with thirteenth month in regard to distributions of Employer contributions.

                                    EXHIBIT B

Section 6.        Vesting:
----------        --------
         In the event a Participant should terminate employment with the Employer and become an employee of a competitor as determined by the Plan Committee, the following vesting schedule will apply:

                  X        Employer Discretionary Credits (Schedule B):
                 ---
                                 (i)  Immediate 100% vesting.
                           ---

                                (ii)  100% vesting after Years of Service.
                           ---

                                (iii) 100% vesting at age .
                           ---

                            X   (iv)  Number of Years                Vested
                           ---        of Service                     Percentage


                                      Less than    1                 0%
                                                                     -
                                                   1                 10%
                                                                     --
                                                   2                 20%
                                                                     --
                                                   3                 30%
                                                                     --
                                                   4                 40%
                                                                     --
                                                   5                 50%
                                                                     --
                                                   6                 60%
                                                                     --
                                                   7                 70%
                                                                     --
                                                   8                 80%
                                                                     --
                                                   9                 90%
                                                                     --
                                                   10 or more        100%
                                                                     ---

                           For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

                            X       (1)     First Day of Service.
                           ---

                                    EXHIBIT C

Section 7.        Distributing Rules:
----------        -------------------

Section 7.1.      Payment Options.
         The following has been added to Section 7.1:

Distributions for EMPLOYER Contributions Only
---------------------------------------------

7.1 Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:


         (a) Separation from Service prior to Seniority Date, or Separation from Service if Seniority Date is Not Applicable

                           (i)      A lump sum.
                ---

                           (ii)     Annual installments over a term certain as
                ---                 elected by the Participant not to exceed
                                      5   years.
                                    -----

                 X         (iii)    Other: Approximate equal annual installments
                ---                 over 5 years.

          (b)   Separation from Service on or After Seniority Date, If
                Applicable

                           (i)     A lump sum.
                ---
                           (ii)    Annual installments over a term certain as
                --- elected by the Participant not to exceed___ years.

                           (iii)   Other: ________.
                ---
         (c)    Separation from Service Upon a Change in Control Event

                           (i)      A lump sum.
                ---

                           (ii)     Annual installments over a term certain as
                --- elected by the Participant not to exceed___ years.

                 X         (iii)    Other: Approximate equal annual installments
                ---                 over 5 years.

         (d)    Death

                 X         (i)      A lump sum.
                ---

                           (ii)     Annual installments over a term certain as
                --- elected by the Participant not to exceed years.

                ---        (iii)    Other: ________.

         (e)    Disability

                           (i)      A lump sum.
                ---

                           (ii)     Annual installments over a term certain as
                ---                 elected by the Participant not to exceed
                                           years.
                                    ------

                 X          (iii)   Other: Approximate equal annual installments
                ---                 over 5 years.

                If applicable, amounts not vested at the time payments due under this Section cease will be:

                            Forfeited
                ---
                            Distributed at Separation from Service if vested at
                ---         that time

         (f)    Change in Control Event

                ---         (i)     A lump sum.

                            (ii)    Annual installments over a term certain as
                --- elected by the Participant not to exceed years.

                            (iii)   Other: ________.

                 X          (iv)    Not applicable.
                ---

                If applicable, amounts not vested at the time payments due under this Section cease will be:

                            Forfeited
                ---
                            Distributed at Separation from Service if
                ---

         (g)    Plan approved Domestic Relations Order

                 X          (i)     A lump sum.
                ---

                                    EXHIBIT D

Trust:

                    (a)  The Employer does desire to establish a "rabbi" trust
         --- for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

                    (b)  The Employer does not desire to establish a "rabbi"
         --- trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

          X         (c)  The Employer desires to establish a "rabbi" trust for
         ---             the purpose of setting aside assets of the Employer
                         contributed thereto for the payment of benefits under the Plan upon the occurrence of a Change in Control.